Exhibit 24
                                POWER OF ATTORNEY

                     AMERICAN ELECTRIC POWER COMPANY, INC.
             Annual Report on Form 10-K for the Fiscal Year Ended
                                December 31, 2000

      The undersigned directors of AMERICAN ELECTRIC POWER COMPANY, INC., a
New York corporation (the "Company"), do hereby constitute and appoint E. LINN DRAPER, JR., ARMANDO A. PENA and HENRY W. FAYNE, and each of them, their attorneys-in-fact and agents, to execute for them, and in their names, and in any and all of their capacities, the Annual Report of the Company on Form 10-K, pursuant to Section 13 of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 2000, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform every act and thing required or necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned have signed these presents this 28th day of February, 2001.


   /s/ E. R. Brooks                          /s/ James L. Powell
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E. R. Brooks                              James L. Powell


   /s/ Donald M. Carlton                     /s/ Richard L. Sandor
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Donald M. Carlton                         Richard L. Sandor


   /s/ John P. DesBarres                     /s/ Thomas V. Shockley, III
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John P. DesBarres                         Thomas V. Shockley, III


   /s/ E. Linn Draper, Jr.                   /s/ Donald G. Smith
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E. Linn Draper, Jr.                       Donald G. Smith


   /s/ Robert W. Fri                         Linda Gillespie Stuntz
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Robert W. Fri                             Linda Gillespie Stuntz


   /s/ William R. Howell                     /s/ Kathryn D. Sullivan
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William R. Howell                         Kathryn D. Sullivan


   /s/ Lester A. Hudson, Jr.                 /s/ Morris Tanenbaum
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Lester A. Hudson, Jr.                     Morris Tanenbaum


   /s/ Leonard J. Kujawa
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Leonard J. Kujawa